                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-s11                                 WEIGHTED AVERAGE PC RATE:    6.48619%
POOL NUMBER:  Group 1 = 1796
____________________________________________________________________________________________

ISSUE DATE:  11/27/2001
CERTIFICATE BALANCE AT ISSUE:    $768,516,187.39

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     841                         $333,460,413.36
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $308,717.56
Unscheduled Principal Collection/Reversals                            $35,757.88
Liquidations-in-full                                     105      $41,539,073.87
Net principal Distributed                                         $41,883,549.31    ($41,883,549.31)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        736                         $291,576,864.05

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,984,517.49

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $181,798.48

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $43,686,268.32

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-s11                                 WEIGHTED AVERAGE PC RATE:    6.48619%
POOL NUMBER:  Group 1 = 1796
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $41,883,549.31     $1,802,719.01             $0.00     $1,802,719.01             $0.00    $43,686,268.32

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $7,685,161.00             $0.00             $0.00             $0.00     $7,685,161.00
Bankruptcy Bond
   Single-Units           $184,785.00             $0.00             $0.00             $0.00       $184,785.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $7,685,161.00             $0.00             $0.00             $0.00     $7,685,161.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   14      $4,979,004.50         2        $614,565.31         1        $346,619.38

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         2      $1,083,094.26         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
03/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $12,504,815.85
                B2                 $4,547,295.41
                B3                 $2,651,849.36
                B4                 $1,894,459.87
                B5                 $1,137,070.40
                B6                 $1,896,732.05
                              __________________
                Total             $24,632,222.95
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of February 28, 2003):

SERIES:  2001-s11               POOL NUMBER:  Group 1 = 1796

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $291,576,864.05**        $7,023,283.45***        $4,979,004.50***
Number:                         1770                     19                      14
% of Pool:                    100.00%                  2.41%                   1.71%
(Dollars)
% of Pool:                    100.00%                  1.07%                   0.79%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $614,565.31***          $346,619.38***        $1,083,094.26***
Number:                           2                       1                       2
% of Pool:                    0.21%                    0.12%                   0.37%
(Dollars)
% of Pool:                    0.11%                    0.06%                   0.11%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 2003 scheduled payments and February 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
February 28, 2003.

Trading Factor, calculated as of distribution date : 0.37940237.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 2003, and unscheduled prepayments in months prior to March ) can be calculated.